                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                              --------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:   December 16, 1996
                                        -----------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                 0-25762                          54-1719855
--------------------------------                 -------------                   -------------------
(State or other jurisdiction of                   (Commission                       (IRS Employer
       incorporation)                             File Number)                   Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                       23060
--------------------------------------------------                                    ----------
  (Address of principal executive offices)                                            (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable




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ITEM 5.         OTHER EVENTS.

                The November 1996 monthly Certificateholders Statements to investors were distributed December 16, 1996.

ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under
                Exhibit 28:

                1.  November Performance Summary

                2. Series 1993G1 Class A and Class B Certificateholder's Statements for the month of November 1996.

                3. Series 1993G3 Class A and Class B Certificateholder's Statements for the month of November 1996.

                4. Series 1993G4 Class A and Class B Certificateholder's Statements for the month of November 1996.

                5. Series 1994G2 Class A and Class B Certificateholder's Statements for the month of November 1996.

                6. Series 1994G3 Class A and Class B Certificateholder's Statements for the month of November 1996.

                7. Series 1994G4 Class A and Class B Certificateholder's Statements for the month of November 1996.

                8. Series 1994-A Certificateholders' Statement for the month of November 1996.

                9. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of November 1996.

                10. Series 1995-2 Class A and Class B Certificateholder's
                    Statements for the month of November 1996.

                11. Series 1995-3 Class A and Class B Certificateholder's
                    Statements for the month of November 1996.

                12. Series 1995-4 Class A and Class B Certificateholder's
                    Statements for the month of November 1996.

                13. Series 1996-1 Class A and Class B Certificateholder's
                    Statements for the month of November 1996.





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                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereGunto duly authorized.

                                     CAPITAL ONE MASTER TRUST

                                     By:   CAPITAL ONE BANK
                                           Servicer


                                     By:    /s/ David M. Willey
                                            ---------------------
                                            David M. Willey
                                            Vice President
Date:  December 16, 1996





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